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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2003


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                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)


            MINNESOTA                       0-19952                   41-1515691
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(State or other jurisdiction of     (Commission File Number)       (I.R.S. Employer
 incorporation or organization)                                 Identification Number)

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                             10900 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343

              (Address of Principal Executive Offices and Zip Code)

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                                 (952) 979-3600
              (Registrant's telephone number, including area code)

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Item 5.               Other Events

              On August 12, 2003, the Registrant issued a press release relating to fourth quarter financial results. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.               Financial Statements and Exhibits

              Exhibit 99.1 Fiscal 2003 Fourth Quarter And Full Year Financial Results Press Release dated August 12, 2003.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHRONIMED INC.


Dated: August 12, 2003                      By: /s/ Gregory H. Keane
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                                                Gregory H. Keane
                                                Chief Financial Officer

                                  EXHIBIT INDEX

                                 Chronimed Inc.
                             Form 8-K Current Report


Exhibit
Number                     Description
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 99.1                      Fiscal 2003 Fourth Quarter And Full Year Financial
                           Results Press Release dated August 12, 2003










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